UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 4, 2021

YUBO INTERNATIONAL BIOTECH LIMITED
(Exact Name of Registrant as Specified in its Charter)

New York	0-21320	11-3074326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 105, Building 5, 31 Xishiku Avenue, Xicheng District, Beijing, China
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +86 (010) 6615-5141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03. Change in Fiscal Year.

Change in Fiscal Year

On February 4, 2021, the Board of Directors of Yubo International Biotech Limited, a New York corporation (the “Company”) changed its fiscal year end from the last calendar day of February to December 31, effective immediately. Accordingly, the Company will file its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”) with the Securities and Exchange Commission on or before 90 days from the date hereof. The Company will include the necessary financial information for the transition period from March 1, 2020 to December 31, 2020 in its Annual Report.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yubo International Biotech Limited, a New York corporation

Dated: February 5, 2021	By:	/s/ Lina Liu
Lina Liu, CFO

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